EXHIBIT 99.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


            In connection with the quarterly report of Nevada Chemicals Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2002, Dennis Gauger hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of his knowledge:

         1.   The quarterly report fully complies with the requirements of
              Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


October 29, 2002                              /s/  Dennis P. Gauger
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    (Date)                                    Dennis P. Gauger,
                                              Chief Financial Officer (principal
                                              financial and accounting officer)